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                                                                   EXHIBIT 10.82


                                    MTB BANK

                               FACTORING AGREEMENT

      FACTORING AGREEMENT made as of this 24 day of November, 1999 by and between Rocky Apparel, LLC, a Delaware limited liability company with its principal address at 1384 Broadway, New York, New York 10018 (fax number (212) 221-7172) (the "Company") and MTB BANK, a commercial bank organized under the banking laws of the State of New York with its principal office at 90 Broad Street, New York, New York 10004 (fax number (212) 858-3443) ("MTB").

                                R E C I T A L S
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      The Company has requested that MTB act as the sole factor for it, and MTB is willing to do so subject to the terms and conditions set forth in this Agreement.

      Accordingly, in order to induce MTB to act as sole factor for the Company and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Definitions
         -----------

         "Collateral" - as defined in Section 5.1 hereof.

         "Company Account" - as defined in Section 3.1 hereof.

         "Credit Risk" - the risk of loss resulting solely and exclusively from a Customer's failure to pay at maturity because of its financial inability to pay.

         "Customer Dispute" - any cause for nonpayment of any Receivable, other than for the financial inability of the Customer to pay, including, without limitation, any alleged dispute, defense, offset or counterclaim, whether bona fide or not.

         "Customer(s)" - the account debtor(s) obligated on the Receivables.

         "Default" - the occurrence of any of the following events: (a) nonpayment by the Company when due of any amount payable on any of the Obligations, or failure to perform any agreement or meet any obligation of the Company contained in this Agreement, or in any other agreement with MTB, or in any agreement out of which any of the Obligations arose after the expiration of any grace period provided therein; (b) default by the Company in repayment when due of any indebtedness now or hereafter owed for monies borrowed from or owed to anyone other than MTB as a result
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of which the obligee has invoked such default and accelerated such indebtedness;
(c) any material statement, representation or warranty of the Company made orally or in writing herein or in any other writing or statement at any time furnished or made by the Company to MTB is untrue or inaccurate in any material respect as of the date furnished or made; (d) suspension of the operation of the Company's present business; (e) the Company and any other party primarily or secondarily, directly or indirectly liable on any of the Obligations (each, an "Obligor") becomes insolvent or unable to pay debts as they mature, or a petition under any provision of bankruptcy or similar law is brought by any Obligor, or against Obligor if not dismissed within sixty (60) days thereafter;
(f) death of any Obligor who is a natural person, or death or withdrawal of any partner of any Obligor which is a partnership, or dissolution, merger, or consolidation of any Obligor which is a corporation or a limited liability company, unless the result of same is that the Obligor is the surviving entity;
(g) sale, transfer or exchange, either directly or indirectly, of a controlling stock, equity or membership interest of any Obligor if as a consequence the Company's current sole shareholder (or any of its affiliates or subsidiaries) beneficially own less than 50% of any Obligor; (h) termination or withdrawal of any guaranty for the Obligations; (i) appointment of a receiver for any Collateral pledged for the Obligations or for any property in which the Company has an interest; or (j) the granting by the Company of a security interest in any of its assets without the prior written consent of MTB, except for a security interest granted in connection with the purchase or lease of furniture, fixtures or equipment by the Company in the ordinary course of its business; PROVIDED, HOWEVER, that the occurrence of an event described in clauses (a) or
(b) above shall not be deemed a Default if cured within five (5) days of the date of occurrence.

         "General Intangibles" - includes without limitation all trade names, trademarks, tradestyles, trade secrets, tax refunds, insurance proceeds, customer lists, and all other licenses, rights, privileges and franchises relating to or used in connection with the Company's Receivables.

         "Net Amount of Receivables" - the gross amount of Receivables, less maximum discounts offered (whether taken or not), less returns, less credits or allowances of any nature at any time issued, granted or outstanding, and less also MTB's commissions as set forth herein.

         "Notice" - as defined in Section 10.4 hereof.

         "Obligations" - all of the Company's obligations, whether now existing or hereafter arising, to MTB under this Agreement, including without limitation, advances of the purchase price of Receivables (although same are not currently contemplated), commissions, fees and expenses due to MTB hereunder, and all

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obligations of the Company to MTB under any other agreement or under any note, loan, advance, indebtedness, contract of surety, guaranty or accommodation, or with respect to letters of credit or acceptances, sums owing to MTB for goods, and/or services purchased from any other firm factored by MTB, and all other obligations of the Company to MTB, however and whenever created, arising or evidenced, whether direct or indirect, absolute, contingent or otherwise, now or hereafter existing or due or to become due.

         "Payment Date" - (a) for each credit-approved Receivable for which MTB retains the Credit Risk, the date of deposit of the Customer payment by MTB plus five (5) business days, or, if such Receivable is not paid solely because of the Customer's financial inability to pay, one hundred twenty (120) days after the due date of the Receivable, or if such day is not a banking day, the next banking day; and (b) for each Receivable for which MTB does not bear the Credit Risk, the date of deposit of the Customer payment with MTB plus five (5) business days.

         "Receivables" - all accounts and accounts receivable, and all instruments, contract rights, chattel paper, documents, and all other obligations of the Company's Customers to it arising from the Company's Sales, and the proceeds thereof, and all security and guaranties therefor, whether now or existing or hereafter created.

         "Sales" - the sale of goods and/or the rendition of services by the Company in the ordinary course of its business with Customers.

      2. Sales and Approval; Purchase Price; Commissions; Fees; Reserves; Advances; Interest
          ----------------------------------------------------------------

      2.1 The Company hereby assigns and sells to MTB, as absolute owner, without recourse except as hereinafter set forth, its entire interest in certain of its present and future Receivables, together with all security therefor and all right, title and interest of the Company in the merchandise represented by such Receivables, including all of the Company's rights to stoppage in transit, replevin and reclamation and as an unpaid vendor.

      2.2 All orders for Sales shall be submitted to MTB for credit approval prior to shipment of the goods or rendition of the services. MTB may, in its sole discretion, approve in writing all or a portion of the Sales, either by establishing a credit line limited to a specific amount for a specific Customer or by approving all or a portion of the Sales submitted. All approvals must be in writing. All Receivables arising from orders credit-approved by MTB shall be purchased by MTB without recourse against the Company as to the Credit Risk of such Receivables. All Receivables arising from orders which are not credit-approved by MTB shall be purchased by MTB with full recourse against the Company. On all credit-approved Receivables, MTB assumes the

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Credit Risk up to the amount so approved and will bear the credit loss on the amount of the uncollected Receivable if a Customer, after delivery/rendition and acceptance of the goods/services, fails on the due date thereof to pay in full solely because of its financial inability to pay, but MTB is not responsible in the event nonpayment results from any Customer Dispute, act of God, war, civil strife, currency restrictions or foreign political impediments. Credit approvals (including credit lines and credit approvals of specific Receivables), once granted, may be withdrawn prior to delivery and receipt of goods or rendition of services, but any such withdrawal will be communicated promptly by MTB to the Company in writing. In addition, if in MTB's sole judgment the Credit Risk of any Customer under any credit-approved Receivable becomes impaired before delivery of the related merchandise, the Company will, upon request and at its expense, use its best efforts to stop delivery of the related merchandise.

      2.3 The Company will provide MTB with listings of Receivables in form satisfactory to MTB, together with Customers' invoices, shipping documents, and such other documents and proof of delivery/rendition as MTB may at any time require. Billing on invoices by whomever done shall be conclusive evidence of assignment and sale hereunder of such Receivables whether or not the Company executes any other instrument with regard thereto. All invoices to Customers shall contain a conspicuous legend as follows:

                   This account has been sold and is
                   payable only to:

                   MTB BANK
                   90 Broad Street
                   5th Floor - A/R Funding
                   New York, New York 10004-2290
                   212-858-3470/800-892-2577

                   Please make checks payable as shown and
                   indicate name of seller.

                   Any claim against this invoice must be made promptly in writing to MTB BANK. No refunds or adjustments will be recognized without the prior written consent of MTB BANK.

      All remittances and proceeds of Receivables obtained by the Company will be received in trust for MTB, and the Company will turn over to MTB the identical remittances within one business day from the date such remittances are received; provided, however, nothing herein authorizes the Company to collect Receivables. In the event any merchandise represented by a Receivable shall be returned to or repossessed by the Company, the Company shall immediately notify MTB and such merchandise shall be held by the

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Company in trust for MTB, separate and apart from the Company's own property, and subject to MTB's direction and control.

      2.4 Except as MTB may otherwise consent in writing, the terms of all Receivables submitted to MTB for credit approval shall not exceed 60 days. After a Receivable has been credit-approved by MTB, the Company shall not vary the terms thereof without MTB's prior written consent. Absent such consent, MTB may revoke its credit approval at any time in the event the terms of a Receivable have been varied.

      2.5 The purchase price of each Receivable is to be the Net Amount thereof, which, less any charges and reserves, will be due and payable on the Payment Date. The Company shall pay MTB a commission in an amount equal to one percent (1%) of the gross amount of such Receivable where the terms of sale do not exceed sixty (60) days, plus an additional commission of one-quarter of one percent (0.25%) for each additional thirty (30) day term or part thereof of extended terms or additional dating; provided, however, that the minimum commission for any Receivable shall be $5.00.

      2.6 Prior to the Payment Date, MTB shall be under no obligation to make any advances to the Company and no such advances are currently contemplated; provided, however, that any amounts advanced by MTB to the Company shall also be subject to this Agreement.

      2.7 MTB may retain from sums otherwise payable to the Company a reasonable reserve, the amount of which reserve may be revised from time to time in MTB's sole discretion, in order to provide for (a) Customer Disputes (known or potential), (b) the Obligations, (c) possible credit losses on unapproved Receivables, or (d) sums owing to MTB for goods or services purchased by the Company from any other firm factored or financed by MTB. A discount, credit or allowance after issuance or granting may not be claimed by the Company, but may be claimed solely by the Customer; no third party beneficiary rights are created hereby.

      2.8 The principal amount of any advance (none of which are currently contemplated) made against the purchase price of a Receivable and the amount of any other charges to the Company Account that remain outstanding shall bear interest on the entire balance thereof outstanding from time to time at a fluctuating annual rate from the date of such advance or charge until maturity or until paid in full, which annual rate shall be two (2) percentage points above the prime commercial rate of interest established from day to day by MTB as its prime rate (the "Contract Rate"), which may not be the lowest rate charged to its borrowers, but in no event in excess of the maximum interest rate permitted by law; provided, however, that in the event that the aggregate of all advances and charges to the Company Account are in excess of the

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percentage formula set forth in Section 2.6 above for five (5) or more calendar days in any month, then the entire balance outstanding from time to time during such month shall bear interest at a fluctuating annual rate which is two (2) percentage points above the Contract Rate, but in no event in excess of the maximum interest rate permitted by law. Each change in the rate charged to the Company shall be effective without notice to the Company on the first day of the calendar month following the calendar month in which a change in the prime rate shall have been made. Such interest shall be charged to the Company Account as defined in section 3.1. For all purposes of this Agreement, interest shall be calculated at a daily rate equal to 1/360 of the applicable annual rate for the actual number of days elapsed. The Company acknowledges that the actual yield to MTB under this Agreement may exceed the rate of interest set forth in this
Section 2.8. For purposes of interest calculation, commissions earned during each month shall be deemed charged to the Company's account on the fifteenth
(15th) day of such month.

      3.  Company Account; Monthly Statements
          -----------------------------------

      3.1 All transactions between MTB and the Company will be recorded in an account (herein referred to as the "Company Account"). A monthly statement with respect to the Company Account shall be furnished to the Company after the end of each month. Each such monthly statement and other accounting which MTB renders to the Company shall be deemed an account stated and shall be accepted by and conclusive and binding upon the Company unless MTB receives a Notice from the Company of any exception thereto within sixty (60) days of the date of said monthly statement or accounting, which Notice shall set forth with specificity the nature of such exception. Such monthly statements and accounting records shall be admissible in evidence in any action or proceeding, and shall be binding upon the Company in establishing transactions and entries reflected therein and shall be accepted as prima facia proof thereof. The Company agrees that it will pay to MTB on demand any advances, charges or Obligations at any time outstanding in the Company Account, whether or not then due, and that recourse to security or any Collateral is not required.

      3.2 The Company recognizes that any balance in the Company Account represents bookkeeping entries and not necessarily cash funds. The total amount of the Company Account will include, without specifically showing, any amount held by MTB as a reserve. MTB, however, agrees to advise the Company upon request of the exact amount of reserves being maintained by MTB as of any particular date.

      4.  Conditions Precedent
          --------------------

      The Company acknowledges that MTB shall be under no obligation to make any advances under this Agreement unless and until each of

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the following conditions shall have been satisfied in MTB's sole and absolute discretion:

          (a) The Company shall have executed and delivered to MTB appropriate Uniform Commercial Code financing statements in order to enable MTB to perfect and preserve its security interest in all Collateral, as well as such other agreements and instruments as MTB may reasonably request.

          (b) [Omitted].

          (c) [Omitted].

          (d) MTB shall have received copies of the following:

              (i) the Certificate of Formation of the Company and all amendments thereto, certified by the State of Delaware;

              (ii) the Operating Agreement of the Company, certified by its secretary;

              (iii) duly executed resolutions covering all action taken by the Company to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby, certified by its secretary;

              (iv) a good standing certificate for the Company as of a recent date from the Secretary of State of Delaware and from each state in which it is qualified to do business; and

              (v) an incumbency certificate (with specimen signatures) with respect to the Company.

          (e) [Omitted].

          (f) The Company shall have delivered to MTB such other documentation as MTB may reasonably request.

      5.  Security Interest; Further Assurances
          -------------------------------------

      5.1 As collateral security for the Obligations, the Company hereby grants to MTB a continuing general security interest in and to, a lien on, and a right of setoff on or against, all the Company's present and future accounts, accounts receivable, contract rights, chattel paper, instruments, notes, bills, claims, documents, and General Intangibles, all unpaid seller's rights (including rescission, repossession, replevin, reclamation and stoppage in transit), all returned or repossessed goods, all guaranties and security agreements, and all products and proceeds of the foregoing, whether now existing or hereafter acquired and wherever located, together with the reserve established pursuant to
Section 2.7 hereof and all moneys credited to the Company (whether

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credited to the Company pursuant to this Agreement or in a deposit account maintained at MTB, or otherwise), any of the Company's property at any time in MTB's possession, and in all books, records, data and computer software relating to the foregoing (collectively, the "Collateral"). MTB shall have all of the rights and remedies provided in this Agreement and in the Uniform Commercial Code in force at the time of the execution of this Agreement and by any amendment thereof.

      5.2 Notwithstanding any other provisions of this Agreement, MTB shall be entitled at all times, both before and after termination of this Agreement, to hold all sums to the credit of Company (including, without limitation, balances in the Company Account and reserves) as security for any and all of the Obligations, and any amount which MTB is authorized hereunder to charge to the Company or for which the Company is obligated to MTB may be withheld or deducted by MTB at any time in its sole discretion from any remittances, payments or credits otherwise to be made by MTB hereunder. In the event of a Default, or if this Agreement shall have been terminated, the Company Account, reserves any other monies, balances, or credits otherwise due by MTB to the Company may be retained and applied by MTB from time to time against any Obligations (direct or contingent), then or thereafter due from the Company, and the amount of reserve shall upon such breach or termination be increased to an amount equal to the then aggregate unpaid gross amount of all credit-approved Receivables.

      5.3 The Company agrees to execute and deliver to MTB such notices of assignment, instruments, agreements and other documents and to make such entries and markings upon its books and records, all as MTB may reasonably request to better protect the sale and assignment of Receivables hereunder and the security interest granted hereunder; provided however that the failure by the Company to do so shall not affect MTB's interest in the Receivables.

      6. Representations and Warranties; Customer Disputes and Chargebacks; Covenants
          ------------------------------------------------------------------

      6.1 The Company hereby represents and warrants to MTB that assignment to MTB of each Receivable will vest absolute ownership of such Receivable in MTB, free and clear of any and all liens, claims or encumbrances whatsoever; that each Receivable shall on the date of assignment be based upon a bona fide sale and actual shipment of merchandise, services rendered, or labor performed by the Company during the term of this Agreement, and shall be a valid and enforceable obligation of the named Customer; and that such merchandise shall be accepted and retained by the Customer, subject to no Customer Dispute, and that no Customer is an affiliate or subsidiary of the Company.

      6.2 The Company shall immediately notify MTB of any Customer Dispute or the breach of any other representation and warranty

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hereunder. The Company, at its own expense, shall settle all Customer Disputes, subject to MTB's approval, but MTB shall have the right, in its sole discretion, to settle any Customer Dispute directly with the Customer involved upon such terms as MTB may deem advisable and at the Company's expense. If MTB should so elect to settle a Customer Dispute itself, MTB is specifically vested with an irrevocable power of attorney, coupled with an interest, to act in the Company's name, place and stead, and MTB is hereby authorized to execute all release, settlement or compromise agreements, and to receive and receipt for and in Company's name, all money or other property that MTB may receive in settlement, release, and/or compromise of Customer Disputes.

      6.3 In the event (i) of any Customer Dispute with respect to a Receivable,
(ii) of any breach of any other representation or warranty hereunder as to any Receivable, or (iii) a Receivable remains unpaid sixty (60) days after the maturity date of such Receivable for any reason other than the financial inability of the Customer to pay such Receivable, MTB may in its sole discretion, chargeback to the Company without recourse to MTB, the Net Amount of such Receivable, as well as all other Receivables owing by the same Customer, and charge such amount to the Company Account or at MTB's option the Company agrees to pay such amount to MTB on demand. If the Company has sufficient funds in reserves maintained by MTB, MTB is authorized to charge such payment directly to such reserves. A chargeback shall not be deemed a reassignment of the Receivable, and title thereto and to the goods represented thereby shall remain in MTB until it executes a reassignment. All returned, replevied and reclaimed goods coming into the Company's possession shall be held in trust for MTB. The Company hereby waives any right to payments received by MTB from or on behalf of a Customer which neither MTB nor the Company can identify to any Receivable.

      6.4 The Company represents and warrants that it has no other place of business, offices where its books of account and records are kept, or places where any of its property is used, stored or located, except as set forth on
Schedule 1 annexed hereto, and covenants that Company will promptly notify MTB of any change in the foregoing representation. Company shall at all times maintain its records as to the Receivables at its chief executive office at the address referred to on Schedule 1 and at none other. Company further covenants that except for property delivered to MTB or an agent for MTB, Company will not store, use or locate any of its property at any place other than as listed on
Schedule 1 annexed hereto.

      6.5 The Company represents and warrants that it currently uses no business or trade names, except as set forth on Schedule 1 annexed hereto, and covenants that Company will promptly notify MTB, in sufficient detail, of any changes in, additions to, or deletions from the business or trade names used by Company.

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Company covenants that it shall not change its legal name without prior Notice to MTB.

      6.6 The Company covenants and agrees to deliver to MTB:

          (a) within ninety (90) days after the last day of each fiscal year of the Company, a balance sheet of the Company (and a consolidated balance sheet of the Company and its subsidiaries, if Company has subsidiaries at such time) for the fiscal year then ended and related statements of profit and loss and retained earnings and a reconciliation of net worth and a statement of cash flow for the year then ended (and consolidated and consolidating statements of the Company and its subsidiaries, if the Company has subsidiaries at such time), each prepared on a review basis in accordance with generally accepted accounting principles consistently applied in reasonable detail by a certified public accountant mutually acceptable to MTB and the Company (the "Accountant"); and

          (b) within ninety (90) days after the last day of the second fiscal quarter of each fiscal year of the Company, the foregoing financial statements for the six months then ended, prepared on a review basis by the Accountant.

      6.7 The Company agrees to comply and cause its subsidiaries to comply with all material rules, regulations, law or ordinances of any administrative, judicial or legislative body or official applicable to its business activities.

      7. Power of Attorney; Right to Inspect, Endorse Instruments, Notify Customers
          ----------------------------------------------------------------

      7.1 The Company authorizes MTB and does hereby make, constitute and appoint MTB, and each of MTB's officers or agents, with full power of substitution, the Company's true and lawful attorney-in-fact, with power, in its own name or in the name of Company; (a) to endorse any notes, checks, drafts, money orders, or other instruments of payment relating to Receivables that may come into MTB's possession; (b) to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with any Collateral, and other documents relating to the Collateral; (c) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Receivables or any other Collateral; and (d) generally, to do, at MTB's option and at Company's expense, at any time, or from time to time, all acts and things which MTB deems necessary to protect, preserve and realize upon the Receivables and the other Collateral in order to effect the intent of this Agreement all as fully and effectually as Company might or could do; and Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is deemed to be coupled with an

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interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations are outstanding. MTB shall not be liable for any errors of judgment or mistakes of fact.

      7.2 MTB and its accountants and agents shall have the right, at all times during normal business hours, with reasonable prior written notice to the Company, to examine and make extracts from all books and records of the Company and to otherwise conduct field examinations of the Company. After the occurrence of a Default, the Company authorizes MTB and its agents to receive, open and dispose of mail addressed to the Company and to endorse the name of the Company upon checks and other instruments and documents, and in the name of and as agent for the Company to do all other acts and things necessary to carry out this Agreement, including, without limitation, (i) to advise Customers of the assignment and sale of the Receivables, (ii) to contact Customers to obtain verification of the Receivables; and (iii) to advise Customers to make direct payment of all checks, drafts, cash or other remittances in payment of the accounts directly to MTB.

      8.  Term of Agreement; Expenses; Indemnity
          --------------------------------------

      8.1 This Agreement shall become effective upon its execution and delivery by both parties and upon fulfillment, to the satisfaction of MTB, of the conditions precedent set forth herein, and shall continue in full force and effect for one year from the effective date hereof, and shall be deemed renewed from year to year thereafter unless either party gives to the other party at any time thirty (30) days prior written notice of termination. Notwithstanding the foregoing, MTB may terminate this Agreement at any time without Notice should any Default occur. Termination of this Agreement shall not affect rights and obligations of the parties accruing prior to termination. Upon termination, the Company will immediately pay all of its Obligations to MTB.

      8.2 The Company agrees, on demand, to pay all reasonable costs and expenses incurred or charged by MTB (including without limitation reasonable attorneys' fees of outside counsel or the allocated cost of in house counsel, the costs of public record searches and filings, and accounting and periodic field examination fees and expenses) in connection with this Agreement, including without limitation, all costs and expenses in connection with perfecting, protecting, or realizing upon or administering the Receivables and the other Collateral, with enforcing or preserving any of its rights under this Agreement, or in connection with preparing, modifying or amending the Agreement. Such costs and expenses will be charged to the Company Account.

      8.3 All taxes and governmental charges imposed with respect to Sales shall be charged to and paid by the Company.

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      8.4 The Company shall indemnify, defend and hold MTB harmless from and against all claims, losses, costs and expenses incurred by MTB in connection with the Receivables for which credit approval has not been given and in connection with Receivables which are unpaid at maturity for reasons other than financial inability. The Company shall also indemnify MTB for any liability for duties, forwarder's fees, storage, shipping charges, sales or excise taxes or other expenses in connection with the Receivables and for any losses occasioned by claims of Customers under Receivables. This indemnity shall survive termination of this Agreement.

      9.  Remedies
          --------

      Upon the occurrence of a Default, MTB shall have all of the rights and remedies of a secured party under the Uniform Commercial Code and other applicable laws with respect to all collateral, such rights and remedies being in addition to all of its other rights and remedies provided for herein or in any other agreement between the parties, and further MTB may, at any time or times after the occurrence of any such Default, sell and deliver any and all other collateral held by or for it at public or private sale, in one or more sales or parcels, at such prices and upon such terms as it may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, and at public or private sales, as it may deem appropriate. If reasonable notice of the time and place of such sale is required under applicable law, such requirement shall be met if any such notice is mailed, postage prepaid, to the Company's address shown above or the last shown address in MTB's records, at least five (5) days before the time of the sale or disposition thereof. MTB may be the purchaser at any sale, if it is public, free from any right of redemption, which, to the extent permitted by law, the Company also hereby expressly waives. The proceeds of sale shall be applied first to all costs and expenses of sale, including attorneys' fees and disbursements, and then to the payment (in such order as MTB may elect) of all Obligations. MTB will return any excess to the Company and the Company shall remain liable to MTB for any deficiency. MTB's rights and remedies under this Agreement will be cumulative and not exclusive of any other rights or remedies which it may otherwise have. The provisions of this Section 9 shall survive any termination of this Agreement.

      10. Miscellaneous
          -------------

      10.1 This Agreement constitutes a Security Agreement under the provisions of the Uniform Commercial Code as in effect in New York. This Agreement may only be changed, modified, supplemented, or amended by a written document signed by both MTB and the Company. Should any paragraph, section, provision, or clause of this Agreement be found or held contrary to, or unenforceable at law or in equity, such finding shall not affect the others, which shall notwithstanding continue in full force and effect, it being the express intention of the parties hereto that the invalidity of any one or more paragraphs, sections, provisions, or clauses shall not in any way affect the others.

      10.2 It being the express intention of the parties hereto to conform strictly with the applicable usury laws, it is agreed that nothing contained herein shall be so construed as to require the payment of interest at a rate in excess of the maximum allowable by law, and in no event shall the Company be obligated to pay interest exceeding such maximum rate of interest permitted by law, and all such agreements, conditions, or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate, or compel the Company to pay a rate of interest exceeding the maximum rate of interest permitted by law shall be without binding force or effect at law or in equity to the extent only of the excess of interest over such maximum rate of interest permitted by law. It is the intention of the parties hereto that the construction and interpretation of this Agreement, the foregoing sentence shall be given precedence over any other agreement, condition, or stipulation herein contained which is in conflict with the same.

      10.3 This Agreement represents the full agreement between MTB and the Company with respect to the subject matter hereof, and supersedes any prior agreements, whether written or oral. In performing its obligations under this Agreement MTB shall be liable to the Company only for its gross negligence or willful misconduct.

      10.4 All notices, requests and other communications (each a "Notice") pursuant to this Agreement shall be in writing and sent either (a) by hand, (b) by certified mail, return receipt requested, (c) by recognized overnight courier service, or (d) by fax, to the other party at the address or fax number set forth at the beginning of this Agreement, or to such other address or fax number as a party may from time to time furnish to the other party by Notice. Any Notice hereunder shall be deemed to have been given on (i) the day of hand delivery, (ii) the third business day after the day it is deposited in the U.S. Mail, if sent by certified mail, return receipt requested, postage prepaid,
(iii) the day after it is delivered to a recognized overnight courier service with instructions for next day delivery, or (d) the day it is faxed, in each case to the address or fax number as aforesaid.

      10.5 Any failure or delay by MTB in exercising any of its rights hereunder shall not be deemed to be a waiver by MTB of such or any other right, nor in any manner impair the subsequent exercise of the same or any other right, and any waiver by MTB of any default shall not constitute a waiver of any subsequent default. This Agreement is binding on the Company, its successors and assigns and inures to the benefit of MTB, its successors and assigns. The Company agrees that MTB may delegate its duties under this Agreement.

      10.6 The Company agrees and acknowledges that MTB and its authorized representatives are engaged in the provision of factoring services pursuant to this Agreement. By entering into this Agreement, the Company expressly acknowledges that it will not seek advice or counsel from MTB or any of its representatives with respect to the management and/or operation of the Company's business and if the Company deems such advice or counsel to have been offered, directly or indirectly, the Company will evaluate it and act or decline to act upon it based upon its own careful analysis and/or the advice or counsel of its own independent expert(s) or consultant(s). The Company agrees that it will not seek or attempt to establish a fiduciary relationship between MTB and/or its representatives and the Company, or any other entity affiliated or controlled by the Company. The Company hereby expressly waives any right to assert, now or in the future, that there was or is a fiduciary relationship between the Company and MTB and/or its representatives in any action, proceeding or claim for damages.

      10.7 THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK. IN ANY SUIT OR PROCEEDING BETWEEN THEM, WHETHER RELATING TO THIS AGREEMENT OR OTHERWISE, THE PARTIES MUTUALLY WAIVE TRIAL BY JURY AND THE COMPANY IRREVOCABLY A) WAIVES ALL CLAIMS INSOFAR AS THEY ARE BASED ON SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, AND B) CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date set forth above.


                                          MTB BANK

                                          By: /s/ [ILLEGIBLE]
                                             -----------------------------------
                                          Title:  V.P.
                                                --------------------------------


                                          ROCKY APPAREL, LLC

                                          By: /s/ Gabriel Zeitouni
                                             -----------------------------------
                                               Gabriel Zeitouni
                                               President

STATE OF NEW YORK    )
                     ) ss:
COUNTY OF NEW YORK   )

            On the 24th day of November, 1999, before me, the undersigned, a notary public in and for said state, personally appeared Gabriel Zeitouni, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                    /s/ Barbara Kotsogiannis
                                                  ------------------------------
                                                           Notary Public

       BARBARA KOTSOGIANNIS
 NOTARY PUBLIC, State of New York
          No. 41-4935259
    Qualified in Queens County
Commission Expires August 12, 2001

                                  SCHEDULE 1
                                  ----------

Chief Executive Office:

      1384 Broadway
      New York, New York 10018

Other Places of Business; Other locations of Collateral:

      P.O. Box 457                              200 W. Floyce Street
      137-1/2 S. Bowden Avenue                  Ruleville, MS 38771
      Ruleville, Mississippi 38771

      Rt 49 E/Rt 82 (1803 Hwy 82W)              1519 LaSalle St.
      Greenwood, MS 38930                       Greenwood, MS

      422 Industrial Dr.
      Vardman, MS

Location of Books and Records:

      137-1/2 S. Bowden Avenue
      Ruleville, Mississippi 38771

Business and/or Trade Names:

      NONE

Federal Employer I.D. #:

      13-3770741

                             ASSIGNMENT AGREEMENT
                             --------------------

KNOW ALL MEN BY THESE PRESENTS:

      That Rocky Apparel, LLC, a Delaware limited liability company with offices at 1384 Broadway, New York, New York 10018 (herein the "Company"), in consideration of certain financial accommodations extended to the Company by MTB Bank at 90 Broad Street, New York, New York 10004 (herein the "Bank") and for other good and valuable consideration, the receipt whereof is hereby acknowledged, does hereby irrevocably assign and transfer to the ABL Division of the Bank (the "ABL Division") all of the rights of the Company in and to proceeds or monies due it under the Factoring Agreement between the Company and the Factoring Division of MTB Bank (herein the "Factor") dated November 24, 1999, and any amendments, supplements, modifications, extensions and renewals thereof, (herein the "Factoring Agreement") including without limitation, the right to receive all proceeds of the Factoring Agreement, and all sums of money now due or which may hereafter become due to the Company thereunder.

            This Assignment and transfer is made to the ABL Division, its successors, endorsers or assigns, as collateral security for the payment of any and all liabilities and obligations of the Company to the Bank and any claims of the Bank against the Company, whether now existing or hereafter incurred whether originally contracted with the Bank and/or with another and now or hereafter owing to or acquired by the Bank, whether contracted by the Company alone or jointly and/or severally with another or others, and whether absolute or contingent, secured or unsecured, matured or unmatured (all of the foregoing being herein called "Obligations").

            The Factor is hereby authorized to remit proceeds when due and payable under the Factoring Agreement (subject to the reserve, if any, which the Factor in its sole discretion may decide to retain, and subject to all of the Factor's other rights under the Factoring Agreement including Factor's rights to charge back as set forth in the Factoring Agreement and to apply to the Company's account any indebtedness owing to the Factor by reason of the Company's purchases from other entities factored by the Factor) directly to the ABL Division; to furnish the ABL Division with copies of the accounts current rendered by the Factor to the undersigned; and to recognize the ABL Division's claim and rights hereunder without investigating the reason therefor, or the validity of the amount of any Obligations, or the existence of any default or the application to be made by the Bank of any of the sums paid hereunder.

            This Assignment is to continue in effect until written notice of termination is served by any one of the parties hereto on the others, but such termination shall not affect any assignment or right to receive any balances, as herein provided, for which an account current has been rendered to the ABL Division prior to the date of termination.

            This Agreement is not in any way intended to limit any obligation contained in any agreement, note, assignment, security agreement, certificate, document, or instrument executed in connection with any of the Obligations of the Company to the Bank, and shall in all respects be cumulative therewith.

            The Company agrees, acknowledges and recognizes that the ABL Division and the Factor are two divisions of the Bank, which is one legal entity, and nothing in this Assignment Agreement shall in any way diminish the Bank's rights with respect to the Company or the Company's obligations to the Bank, whether to its ABL Division, to the Factor, or otherwise, and whether or not contained in any agreement or other document with the ABL Division, the Factor or otherwise.

            This Agreement shall be governed by the laws of the State of New
York.

Dated:  New York, New York
        November 24, 1999

                                              ROCKY APPAREL, LLC


                                              By: /s/ [ILLEGIBLE]
                                                 -------------------------------

AGREED AND ACKNOWLEDGED:


MTB BANK
(Factoring Division)

By: /s/ [ILLEGIBLE]
   -----------------------------


MTB BANK
(Asset Based Lending Division)

By: /s/ [ILLEGIBLE]
   -----------------------------

                                   MTB BANK

Certified Resolutions to Borrow and Incumbency

      I, Gerard Guez, the sole Manager of Rocky Apparel, LLC, a Delaware limited liability company, having its principal office at 1384 Broadway, New York, New York 10018 (the "Company"), hereby CERTIFY that the following preamble and resolutions are now in full force and effect without revocation or change:

      "WHEREAS, the Company has requested that MTB Bank, a commercial bank organized under the New York Banking Laws ("MTB") lend, advance and extend certain financial accommodations to the Company.

      NOW, THEREFORE, it is hereby resolved:

            1. That any one or more of the officers of the Company be, and each hereby is, authorized and directed, in the name and on behalf of the Company:

                  (a) To borrow money and obtain credit and other financial accommodations for or on behalf of the Company, and at any time from time to time, from MTB upon such terms and conditions, including, without limitation, rates of interest, amortization and maturity, as may be satisfactory to MTB, and to execute and deliver to MTB one or more factoring agreements, financing agreements, promissory notes and other evidences of indebtedness (collectively, the "Financing Agreements"), in form and substance satisfactory to MTB, to evidence such borrowings, credit and financial accommodations, the execution and delivery of the Financing Agreements by such officer or officers of the Company to be deemed conclusive evidence of the approval by the Company of the terms, provisions and conditions thereof;

            (b) To pledge with, or assign to, MTB or to grant to MTB a security interest in, such assets and property of the Company, both real and personal, as may now or hereafter be required by MTB as security for all indebtedness and obligations of the Company to MTB, now existing or hereafter arising and to execute and deliver in connection therewith one or more mortgages, assignments or security agreements (collectively, the "Security Agreements"), in form and substance satisfactory to MTB, the execution and delivery of the Security Agreements by such officer or officers of the Company to be deemed conclusive evidence of the approval by the Company of the terms, provisions and conditions thereof; and

            (c) To make, execute and deliver to MTB any and all financing statements, consents, certificates, documents, instruments, amendments, papers or writings as may be required by

MTB in connection with or in furtherance of the Financing Agreements, the Security Agreements and any other transactions above described, the same to be in form and substance satisfactory to MTB, and to do any and all other acts necessary or desirable to effectuate the foregoing Resolutions, the execution, delivery and performance thereof by such officer or officers of the Company to be deemed conclusive evidence of the approval by the Company of the terms, provisions and conditions thereof.

      2. That any bank, banker or trust company be, and hereby is, authorized and requested to receive for deposit to the credit of MTB, without further inquiry, all checks, drafts and other instruments of payment of money payable to the Company or its order, and that said bank, banker or trust company shall be under no liability to the Company for the disposition which MTB may or shall make of said instruments or the proceeds thereof, and that any officer or agent of MTB is hereby authorized and empowered to endorse the name of the Company to any and all checks, drafts and other instruments payable to the Company or its order.

      3. That any officer of the Company be, and hereby is, authorized to certify and deliver to MTB, copies of these Resolutions."

            AND, I further certify that annexed hereto as Exhibits A & B are true and correct copies of the Certificate of Formation and Operating Agreement of the Company as in effect on the date hereof. Also attached as Exhibit C hereto is a certificate of Good Standing for the corporation from the Secretary of State of Delaware.

       AND, I further CERTIFY that, of my own knowledge, the following named persons are the duly authorized officers of the Company, presently serving as such, and that following each name is the true signature of each officer.

       Name                    Title                   Signature
       ----                    -----                   ---------

       Gabriel Zeitouni       President            /s/ Gabriel Zeitouni
                                                   ----------------------

       George Martin, Jr.     CFO                  /s/ George Martin, Jr.
                                                   ----------------------

      AND, I further CERTIFY that my own knowledge, the following named entity is the sole member of the Company:

      Name of Stockholder                Percentage of Membership Interest Owned
      -------------------                ---------------------------------------

      Tarrant Apparel Group, Inc.                        100%

            IN WITNESS WHEREOF, the undersigned does hereby certify that the foregoing certificate is, in all respects, true and accurate.

                                                          /s/ Gerard Guez
                                                     ---------------------------
                                                     Gerard Guez, Sole Manager

STATE OF California   )
                      ) ss.:
COUNTY OF Los Angeles )

Sworn to and subscribed to
before me this 23rd day of
November, 1999.

/s/ Fatima A. Palacios
-------------------------------
      Notary Public

------------------------------------
             FATIMA A. PALACIOS
            Commission # 1131492
[SEAL]   Notary Public - California
             Los Angeles County
        My Comm. Expires Mar 26,2001
------------------------------------

                                     - 3 -